UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
     PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a -12

NATIONAL FUEL GAS COMPANY
(Name of Registrant as Specified In Its Charter)
________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
________________________________________________________________________________________________

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In connection with certain matters to be voted on at the 2008 Annual Meeting of Shareholders, on January 24, 2008, National Fuel Gas Company (the “Company”) posted a note to its employees on its employee news center, a copy of which is attached as Exhibit 1 hereto; the Company will also be mailing correspondence to its retirees, a copy of which is attached as Exhibit 2 hereto. On January 24, 2008, the Company also made available on its website a page for the use of the Company’s shareholders in connection with certain matters to be voted on at the 2008 Annual Meeting of Stockholders, the contents of which are attached as Exhibit 3 hereto.